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                                 Exhibit 99(b)

                             THE ACTAVA GROUP INC.
                          4900 Georgia-Pacific Center
                            Atlanta, Georgia  30303



                                August 31, 1994




Orion Pictures Corporation
1888 Century Park East
Los Angeles, California  90067


Gentlemen:

         This letter sets forth our understanding with respect to a contemplated transaction (the "Proposed Transaction") between The Actava Group Inc., a Delaware corporation ("Actava"), and Orion Pictures Corporation, a Delaware corporation ("Orion").

         1. The Proposed Transaction. The Proposed Transaction will have the principal terms set forth on Exhibit A hereto.

         2. Conditions. Consummation of the Proposed Transaction is subject to the following conditions: (i) execution and delivery of definitive agreements providing for the Proposed Transaction containing representations, warranties, covenants and closing conditions which are mutually acceptable to the parties hereto, (ii) satisfaction by the parties hereto with the results of their respective legal and financial due diligence of one another, (iii) approval of the Proposed Transaction by the Board of Directors and the shareholders of Orion and Actava, (iv) consummation of (a) the proposed transaction between Actava and Metromedia International Telecommunications, Inc. which is the subject of the letter dated as of the date hereof among Actava and Metromedia International, Inc. and International Telcell, Inc., a copy of which is attached as Exhibit B, and (b) the proposed transaction among Orion, Actava and MCEG Sterling Incorporated which is the subject of the letter dated as of the date hereof among Orion and MCEG Sterling Incorporated, a copy of which is attached as Exhibit C, and (v) receipt of all requisite regulatory approvals, including approval with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.





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         3.      Press Release.  Promptly after the execution and delivery of this letter by the parties hereto, Metromedia Company and Actava shall issue a joint press release in a form agreed upon by such parties. Thereafter, except as may be required by applicable law or pursuant to the rules and regulations of the New York Stock Exchange, Inc. or the National Association of Securities Dealers Automated Quotation System, none of the parties hereto shall, and shall cause their respective affiliates and representatives not to, issue or cause the publication of any press release or other announcement with respect to the Proposed Transaction without the consent of the other parties hereto.

         4. Expenses. Each of the parties hereto agrees that if the Proposed Transaction is consummated, Actava will pay the fees and expenses of the parties hereto; provided, that, if the Proposed Transaction is not consummated, each party will pay its own costs and expenses incurred in connection with the transactions contemplated by this letter.

         5. Governing Law. This letter shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

         6. Non-Binding Letter. This letter merely constitutes our current understanding of the Proposed Transaction but, except as set forth in the last sentence of this paragraph, shall not be binding upon the parties, nor shall it impose any obligations on the parties. Except as set forth in the last sentence of this paragraph, no binding obligation with respect to the Proposed Transaction will result unless the definitive agreements are executed and delivered by the parties. Notwithstanding the foregoing, paragraphs 3, 4 and 5 above and this paragraph shall constitute the legal, valid and binding obligation of the parties.





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         If this letter correctly sets forth our understanding, please so acknowledge by signing in the space indicated below and returning the enclosed copy of this letter.



                                       THE ACTAVA GROUP INC.


                                       By: /s/ John D. Phillips
                                           ------------------------------------
                                               John D. Phillips
                                               President & Chief
                                               Executive Officer


ACCEPTED AND AGREED:

ORION PICTURES CORPORATION


By: /s/ Leonard White
    -------------------------
       Leonard White
       President and Chief
       Executive Officer






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                                   Exhibit A


                      Business Combination with Orion        The Actava Group Inc. ("Actava") and Orion Pictures
                                                             Corporation ("Orion") will enter into a business combination as follows:

                                                                 (a) Each of Metromedia Company's and its affiliates'
                                                             shares of Orion common stock will be exchanged for .57143
                                                             shares (without giving effect to the issuance of Orion common stock in connection with the acquisition being made by Orion of MCEG Sterling Incorporated simultaneously with the business combination described herein (the "Sterling Issuance"))
                                                             (subject to adjustment as described in paragraph (c) below) of newly-issued Class A common stock of Actava/Orion, which
                                                             Class A common stock will have the same terms and conditions as Actava's existing common stock except that it will be
                                                             entitled to 3 votes per share on all matters voted upon by
                                                             Actava's shareholders.

                                                                 (b) Simultaneously, each of the remaining shares of Orion
                                                             common stock will be exchanged for .57143 shares (without
                                                             giving effect to the Sterling Issuance) (subject to adjustment as described in paragraph (c) below) of newly-issued Actava/
                                                             Orion common stock registered under the Securities Act of
                                                             1933, as amended, entitled to one vote per share on all
                                                             matters voted upon by Actava's shareholders.  The shares of
                                                             Orion common stock being issued to shareholders of MCEG
                                                             Sterling Incorporated ("Sterling") simultaneously with the consummation of the business combination described herein will be registered under the Securities Act of 1933, as amended, entitled to one vote per share on all matters voted upon by
                                                             Actava's shareholders and will be exchanged using the same ratio (i.e., .57143, subject to adjustment as described in paragraph (c)) with the number of shares of Actava/Orion
                                                             common stock being issued subject to the maximum and minimum consideration limitations set forth in the letter of intent between Orion and Sterling dated the date hereof.





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
                                                                (c) The number of shares of (i) Actava/Orion Class A common stock which Metromedia Company and its affiliates will receive in the transaction for each share of Orion common stock, and
                                                             (ii) Actava/Orion common stock which Orion's remaining
                                                             shareholders will receive for each share of Orion common
                                                             stock, will in each such case be adjusted if on the business day prior to the closing date of the transaction, the average of the closing prices of Actava common stock on the New York
                                                             Stock Exchange, Inc. for the 20 trading days prior to such date (the "Average Closing Price") is determined to be less than $10.50 per share, by solving for "Y" in the following formula and dividing "Y" by the number of shares of Orion
                                                             common stock outstanding on such date (without giving effect to the Sterling Issuance):

                                                             120,000,000 = "Y" x Average Closing Price.

                      Refinancing of Orion                   In connection with the consummation of the transaction,
                      Debt                                   Actava/Orion will refinance Orion's senior bank debt, its
                                                             senior debt to Sony Pictures Entertainment Inc. and its
                                                             subordinated debt issued to holders of claims in its plan of reorganization.  Orion's majority shareholder and its
                                                             affiliate will be released from their guarantee of Orion's senior debt.

                      Management of                          A three person Office of the Chairman of Actava/Orion will be
                      Actava/Orion                           established to manage Actava/Orion.  Orion's existing Chairman will serve as the Chairman of Actava/Orion, Orion's existing
                                                             Vice Chairman will serve as Vice Chairman of Actava/Orion and
                                                             Actava's President will serve as President of Actava/Orion.

                      Bridge Facility                        Actava will, as promptly as practicable following the
                                                             execution and delivery of this letter of intent, provide a
                                                             $55 million bridge loan facility to Orion, Metromedia
                                                             International Telcell, Inc. and MCEG Sterling Incorporated for
                                                             their respective capital needs prior to the consummation of the transactions.





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